                                                                  Exhibit 99.2
                             OHIO CASUALTY CORPORATION

                        SUPPLEMENTAL FINANCIAL INFORMATION

                               FOR THE PERIOD ENDING

                                   JUNE 30, 2003



          Contents:     Page 1       GAAP Income Statement Data
                        Page 2       Statutory P&C Data
                        Page 3       P&C Accident Year Data
                        Page 4       Additinal P&C Accident Year Data
                        Page 5       Consolidated Balance Sheet Data and
                                       Related Information
                        Page 6       Supplemental Information



Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability of Ohio Casualty to retain business acquired from the Great American Insurance Company; ability to achieve targeted expense savings; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Company's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS (in thousands, except per share data) SECOND QUARTER, 2003
(2003 Data Unaudited)

                                               Three Months Ended June 30
CONSOLIDATED                                   2003                   2002
-----------------------------------     --------------------------------------
Premiums and finance charges earned       $   351,263            $   364,708
Investment income less expenses                51,331                 50,700
Investment gains realized, net                  6,838                  9,491
                                           -----------            -----------
      Total revenues                          409,432                424,899

Losses                                    $   213,684            $   223,897
Loss adjustment expenses                       41,445                 53,553
Underwriting expenses                         126,394                118,926
Corporate and other expenses                   10,711                  7,924
                                           -----------            -----------
      Total expenses                          392,234                404,300

Income tax (benefit) expense:
   On investment gains realized           $     2,394            $     3,322
   On all other income (loss)                   3,794                  4,213
                                           -----------            -----------
      Total income tax (benefit) expense        6,188                  7,535

Net income (loss)                         $    11,010            $    13,064
                                          ============           ============

Average shares outstanding - diluted           61,170                 61,496
Net income (loss), per share - diluted    $      0.18            $      0.21

                                                      Ratio to               Ratio to
                                                      Premiums               Premiums
PROPERTY AND CASUALTY                                  Earned                 Earned
---------------------------------------               --------               --------
Premiums and finance charges earned       $   351,263            $   364,708
Investment income less expenses                50,579                 50,434
Investment gains realized, net                  6,964                  9,497

Losses                                        213,684     60.8%      223,897     61.4%
Loss adjustment expenses                       41,445     11.8%       53,553     14.7%
Underwriting expenses                         126,394     36.0%      118,926     32.6%
                                           -----------  -------    -----------  -------
      Total expenses                          381,523    108.6%      396,376    108.7%

Effective tax rate on investment income          33.7%                  33.9%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses           $       751            $       266
Investment gains (losses) realized, net          (126)                    (6)
Agent relationships asset expenses              7,665                  5,121
Corporate expenses                              3,046                  2,803

                                                Six Months Ended June 30
CONSOLIDATED                                   2003                   2002
-------------------------------------     --------------------------------------
Premiums and finance charges earned       $   700,526            $   725,715
Investment income less expenses               104,578                101,602
Investment gains realized, net                 26,131                 32,322
                                           -----------            -----------
      Total revenues                          831,235                859,639

Losses                                    $   422,477            $   435,666
Loss adjustment expenses                       88,848                105,026
Underwriting expenses                         254,517                238,996
Corporate and other expenses                   18,410                 18,226
                                           -----------            -----------
      Total expenses                          784,252                797,914

Income tax (benefit) expense:
   On investment gains realized           $     9,146            $    11,313
   On all other income (loss)                   6,915                 10,475
                                           -----------            -----------
      Total income tax (benefit) expense       16,061                 21,788

Net income (loss)                         $    30,922            $    39,937
                                          ============           ============

Average shares outstanding - diluted           61,068                 61,287
Net income (loss), per share - diluted    $      0.51            $      0.65

                                                       Ratio to               Ratio to
                                                       Premiums               Premiums
PROPERTY AND CASUALTY                                   Earned                 Earned
-------------------------------------                  --------               --------
Premiums and finance charges earned       $   700,526            $   725,715
Investment income less expenses               102,062                101,134
Investment gains realized, net                 26,185                 32,978

Losses                                        422,477     60.3%      435,666      60.0%
Loss adjustment expenses                       88,848     12.7%      105,026      14.5%
Underwriting expenses                         254,517     36.3%      238,996      32.9%
                                           -----------  -------    -----------  -------
      Total expenses                          765,842    109.3%      779,688     107.4%

Effective tax rate on investment income          33.4%                  33.4%

CORPORATE/OTHER

Investment income less expenses           $     2,515            $       468
Investment gains (losses) realized, net           (54)                  (655)
Agent relationships asset expenses             12,451                 13,135
Corporate expenses                              5,959                  5,091


CONSOLIDATED                                  YEAR 2002
-------------------------------------     ----------------
Premiums and finance charges earned       $ 1,450,467
Investment income less expenses               207,133
Investment gains realized, net                 45,192
                                           -----------
      Total revenues                        1,702,792

Losses                                    $   902,731
Loss adjustment expenses                      227,081
Underwriting expenses                         489,465
Corporate and other expenses                   90,221
                                           -----------
      Total expenses                        1,709,498

Income tax (benefit) expense:
   On investment gains realized           $    15,817
   On all other income (loss)                 (21,632)
                                           -----------
      Total income tax (benefit) expense       (5,815)

Net income (loss)                         $      (891)
                                          ============

Average shares outstanding - diluted           61,284
Net income (loss), per share - diluted    $     (0.01)

                                                        Ratio to
                                                        Premiums
PROPERTY AND CASUALTY                                    Earned
---------------------------------------                 --------
Premiums and finance charges earned       $ 1,450,467
Investment income less expenses               205,794
Investment gains realized, net                 45,371

Losses                                        902,730     62.2%
Loss adjustment expenses                      227,081     15.7%
Underwriting expenses                         489,465     33.7%
                                           -----------   -------
      Total expenses                        1,619,276    111.6%

Effective tax rate on investment income          33.9%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses           $     1,339
Investment gains (losses) realized, net          (179)
Agent relationships asset expenses             79,699
Corporate expenses                             10,522

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - STATUTORY BASIS (in thousands) SECOND QUARTER, 2003
(2003 Data Unaudited)

                                                Three Months Ended June 30
                                               2003                     2002
OPERATING SEGMENTS and                ----------------------   ----------------------
SELECTED PRODUCT LINES or             Net Premiums Combined    Net Premiums Combined
MARKETS                                 Written      Ratio       Written      Ratio
--------------------------            ------------ ---------   ------------ ---------
Commercial Lines                      $    210,005    111.6%   $    206,242    105.6%
   Workers' compensation                    35,697    113.3%         40,133    130.1%
   Commercial auto                          61,780    101.7%         58,106    106.5%
   General liability                        23,173    128.8%         24,600    118.5%
   CMP, fire and inland marine              89,355    112.6%         83,403     88.9%

Specialty Lines                       $     43,110     76.0%   $     45,316     92.7%
   Commercial umbrella                      31,480     85.7%         34,633     91.9%
   Fidelity and surety                      11,630     47.2%         10,438     87.6%

Personal Lines                        $    122,751    107.7%   $    123,688    117.1%
   New Jersey personal auto                   (336)   408.3%          1,814    201.8%
   Other personal lines                    123,087    108.5%        121,874    108.6%
      Other personal auto                   72,519    110.3%         73,745    104.0%
      Homeowners                            41,699    113.0%         40,012    119.5%
                                       ------------   ------    ------------   ------
          Total All Lines             $    375,866    106.2%   $    375,246    109.3%


ALL LINES RESULTS                                     Ratio                    Ratio
---------------------                                 -----                    -----
Premiums written                      $    375,866             $    375,246
Premiums earned                            351,266                  364,689
Losses incurred                            213,685     60.8%        223,897     61.4%
Loss adjustment expenses                    41,445     11.8%         53,553     14.7%
Underwriting expenses                      126,305     33.6%        124,720     33.2%
                                       ------------   ------    ------------   ------
Underwriting loss                          (30,169)   106.2%        (37,481)   109.3%
                                                      ======                   ======
Investment income                           50,579                   50,434
Investment gains realized                    8,005                   11,222
Other income/expense                             -                        -
Federal income tax expense                   4,402                    5,283
                                       ------------             ------------
Net income                            $     24,013             $     18,892
                                       ============             ============

Included above:
  Dividends to policyholders                   117      0.0%            115      0.0%
  Paid loss & loss adjustment expense      248,056                  259,447


                                                  Six Months Ended June 30
                                               2003                     2002
OPERATING SEGMENTS and                ----------------------   ----------------------
SELECTED PRODUCT LINES or             Net Premiums Combined    Net Premiums Combined
MARKETS                                 Written      Ratio       Written      Ratio
-------------------------             ------------ ---------   ------------ ---------
Commercial Lines                      $    415,159    111.4%   $    399,057    106.9%
   Workers' compensation                    73,334    124.1%         78,192    130.7%
   Commercial auto                         120,637    103.8%        115,102    103.1%
   General liability                        43,385    127.0%         45,492    131.1%
   CMP, fire and inland marine             177,803    106.9%        160,271     90.4%


Specialty Lines                       $     76,052     83.8%   $     84,766     88.7%
   Commercial umbrella                      54,065     91.8%         63,231     89.5%
   Fidelity and surety                      21,988     60.4%         19,910     86.1%

Personal Lines                        $    236,877    108.9%   $    266,324    112.0%
   New Jersey personal auto                   (952)   274.1%         26,246    134.4%
   Other personal lines                    237,829    107.2%        240,078    106.7%
      Other personal auto                  146,831    105.6%        152,525    103.4%
      Homeowners                            74,385    113.6%         72,193    113.0%
                                       ------------   ------    ------------   ------
          Total All Lines             $    728,088    107.5%   $    750,147    107.8%


ALL LINES RESULTS                                     Ratio                    Ratio
--------------------                                  -----                    -----
Premiums written                      $    728,088             $    750,147
Premiums earned                            700,569                  725,663
Losses incurred                            421,907     60.2%        435,666     60.0%
Loss adjustment expenses                    88,848     12.7%        105,026     14.5%
Underwriting expenses                      251,806     34.6%        250,138     33.3%
                                       ------------   ------    ------------   ------
Underwriting loss                          (61,992)   107.5%        (65,167)   107.8%
                                                      ======                   ======
Investment income                          102,062                  101,134
Investment gains realized                   24,408                   33,731
Other income/expense                             -                        -
Federal income tax expense                  12,935                    7,768
                                       ------------             ------------
Net income                            $     51,543             $     61,930
                                       ============             ============

Included above:
  Dividends to policyholders                   379      0.1%            203      0.0%
  Paid loss & loss adjustment expense      486,587                  519,721


                                               Year
                                               2002
OPERATING SEGMENTS and                ----------------------
SELECTED PRODUCT LINES or             Net Premiums Combined
MARKETS                                 Written      Ratio
-------------------------             ------------ ---------
Commercial Lines                      $    762,189    115.1%
   Workers' compensation                   143,911    129.2%
   Commercial auto                         213,364    110.2%
   General liability                        84,474    171.3%
   CMP, fire and inland marine             320,440     95.8%

Specialty Lines                       $    179,879     94.0%
   Commercial umbrella                     132,655     97.7%
   Fidelity and surety                      45,599     81.7%

Personal Lines                        $    506,560    114.1%
   New Jersey personal auto                 24,172    154.8%
   Other personal lines                    482,388    107.9%
      Other personal auto                  297,117    107.1%
      Homeowners                           153,678    110.3%
                                       ------------   ------
          Total All Lines             $  1,448,628    112.8%


ALL LINES RESULTS                                     Ratio
--------------------                                  -----
Premiums written                      $  1,448,628
Premiums earned                          1,450,377
Losses incurred                            902,201     62.2%
Loss adjustment expenses                   227,081     15.7%
Underwriting expenses                      506,204     34.9%
                                       ------------   ------
Underwriting loss                         (185,109)   112.8%
                                                      ======
Investment income                          205,794
Investment gains realized                   53,011
Other income/expense                        (7,707)
Federal income tax expense                  (9,159)
                                       ------------
Net income                            $     75,148
                                       ============

Included above:
  Dividends to policyholders                (3,868)    -0.3%
  Paid loss & loss adjustment expense    1,032,544

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY ACCIDENT YEAR DATA
SECOND QUARTER, 2003
(Data Unaudited)

                                              STATUTORY COMBINED RATIO
                              ---------------------------------------------------
                                             Accident     Accident     Accident
                                           Year 2003(A) Year 2002(A) Year 2002(A)
OPERATING SEGMENTS and         Six Months    Measured     Measured     Measured
SELECTED MAJOR PRODUCT           Ended         as of        as of        as of
LINES or MARKETS             June 30, 2003   June 2003    June 2002    June 2003
-------------------------    ------------- ------------ ------------ ------------
Commercial Lines                   111.4%       108.7%       102.9%       102.6%
   Workers' compensation           124.1%       119.7%       117.9%       119.3%
   Commercial auto                 103.8%       104.2%       100.8%        99.9%
   General liability               127.0%       115.7%       104.1%       113.6%
   CMP, fire and inland marine     106.9%       105.2%        96.1%        93.5%

Specialty Lines                     83.8%        96.8%        99.0%        92.2%
   Commercial umbrella              91.8%       100.7%        99.6%        98.4%
   Fidelity and surety              60.4%        82.7%        98.0%        74.6%

Personal Lines                     108.9%       107.1%       110.1%       111.0%
   New Jersey personal auto        274.1%       211.9%       121.2%       138.4%
   Other personal lines            107.2%       105.8%       107.2%       106.9%
      Other personal auto          105.6%       102.8%       105.1%       106.4%
      Homeowners                   113.6%       116.7%       115.1%       111.1%
                                  -------      -------      -------      -------
          Total All Lines          107.5%       106.9%       106.0%       105.1%


Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2003 as of June 30, 2003 measures insured events for the first six months of 2003. Accident year 2002 as of June 30, 2002 measures insured events for the first six months of 2002. Accident year 2002 as of June 30, 2003 measures insured events for the full year 2002. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY ACCIDENT YEAR DATA (in millions)
SECOND QUARTER, 2003
(Data Unaudited)

                                         Three Months              Six Months
PRIOR ACCIDENT YEAR LOSS & LAE           Ended June 30            Ended June 30
by SEGMENT                              2003       2002          2003       2002
------------------------------         -----      -----         -----      -----
Commercial Lines                         7.6        8.4          10.4       14.2
Specialty Lines                         (6.3)      (2.9)        (10.2)      (7.1)
Personal Lines                           0.5        3.6           4.3        5.9
                                        -----      -----         -----      -----
  Total All Lines Accident Year
   Development                           1.8        9.1           4.5       13.0


PRIOR ACCIDENT YEAR LOSS & LAE
by SEGMENT                           Year 2002
------------------------------       ---------
Commercial Lines                        73.9
Specialty Lines                         (2.2)
Personal Lines                          12.7
                                      -------
  Total All Lines Accident Year
   Development                          84.4


                                         Three Months              Six Months
                                         Ended June 30            Ended June 30
PRIOR ACCIDENT YEAR LOSS & LAE          2003       2002          2003       2002
------------------------------         -----      -----         -----      -----
Accident Year 2002                      (5.5)                   (26.2)
Accident Year 2001                      (1.6)     (14.5)          7.3      (34.9)
Accident Year 2000 and Prior             8.9       23.6          23.4       47.9
                                      -------    -------       -------    -------
   Total Accident Year Development       1.8        9.1           4.5       13.0


PRIOR ACCIDENT YEAR LOSS & LAE       Year 2002
------------------------------       ---------
Accident Year 2002
Accident Year 2001                     (15.8)
Accident Year 2000 and Prior           100.2
                                      -------
   Total Accident Year Development      84.4

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED INFORMATION
 (in thousands, except share data)
SECOND QUARTER, 2003
(2003 Data Unaudited)


                                           6/30/2003      12/31/2002
ASSETS                                     ---------      ----------
Investments:
  U.S. government bonds                  $    28,897     $    29,082
  Tax exempt bonds                            79,137          46,788
  Taxable fixed maturities:
    Available for sale, at fair value      2,803,364       3,063,904
    Held-to-maturity, at amortized cost      372,593               -
                                         ------------    ------------
       Total bonds                       $ 3,283,991     $ 3,139,774

  Equity securities, at fair value           307,727         312,537
  Short-term investments, at fair value       21,214          49,839
                                         ------------    ------------
       Total investments                 $ 3,612,932     $ 3,502,150
Cash                                          19,709          12,384
Premiums and other receivables, net of
  allowance for bad debts of $5,000 and
  $4,300, respectively                       359,050         324,759
Deferred policy acquisition costs            179,498         181,276
Property and equipment, net of
  accumulated depreciation of $147,541
  and $145,863, respectively                  93,232          97,798
Reinsurance recoverable                      486,361         419,870
Agent relationships, net of accumulated
  amortization of $35,848 and $34,100,
  respectively                               148,873         161,323
Interest and dividends due or accrued         43,299          45,961
Deferred income taxes                              -           2,411
Other assets                                  62,539          31,062
                                         ------------    ------------
       Total assets                      $ 5,005,493     $ 4,778,994
                                         ============    ============

Shares outstanding                        60,871,363      60,725,368

Book value per share                          $18.75          $17.43

FAS 115 component of book value per share      $2.62           $1.76



                                           6/30/2003      12/31/2002
LIABILITIES                                ---------      ----------
Insurance reserves:
  Losses                                 $ 2,046,529     $ 1,978,743
  Loss adjustment expenses                   465,998         454,907
  Unearned premiums                          706,815         668,707
Debt                                         198,165         198,288
Other liabilities                            446,676         419,646
                                         ------------    ------------
       Total liabilities                 $ 3,864,183     $ 3,720,291
                                         ============    ============


SHAREHOLDERS' EQUITY
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Common stock purchase warrants                21,138          21,138
Accumulated other comprehensive income       296,079         246,160
Retained earnings                            967,448         936,687
Treasury stock, at cost:
  (Shares: 11,546,981; 11,692,976)          (152,407)       (154,334)
                                         ------------    ------------
      Total shareholders' equity           1,141,310       1,058,703
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,005,493     $ 4,778,994
                                         ============    ============

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands, except employee count)
SECOND QUARTER, 2003
(2003 Data Unaudited)

                                           THREE MONTHS ENDED JUNE 30   SIX MONTHS ENDED JUNE 30
                                                2003         2002           2003         2002
                                             ----------   ----------     ----------   ----------
Gross Premiums Written                         415,438      401,338        804,696      801,104
       Commercial Lines                        219,389      215,089        433,191      415,742
       Specialty Lines                          70,119       58,853        128,598      110,809
       Personal Lines                          125,930      127,396        242,907      274,553
                                             ----------   ----------     ----------   ----------
              Total                            415,438      401,338        804,696      801,104

New Business Gross Premiums Written
       Commercial Lines                         51,431       50,482         95,910       89,570
       Commercial Umbrella                      18,902       21,399         35,254       37,100
       Personal Lines                           11,370        8,121         20,961       14,296

Average Renewal Price Increase
       Commercial Lines                           10.9%        14.5%          11.5%        15.5%
       Commercial Umbrella                        22.4%        41.7%          22.7%        44.1%

Amortization of Deferred Acquisition Costs      96,760       92,910        194,237      185,134

Agent Relationships Asset Expenses
       Write-down                                5,801        2,379          8,666        7,644
       Amortization                              1,864        2,742          3,785        5,491
                                             ----------   ----------     ----------   ----------
              Total                              7,665        5,121         12,451       13,135
</TABLE


                                            YEAR 2002
                                            ----------
Gross Premiums Written                       1,552,406
       Commercial Lines                        796,579
       Specialty Lines                         235,236
       Personal Lines                          520,591
                                             ----------
              Total                          1,552,406

New Business Gross Premiums Written
       Commercial Lines                        186,165
       Commercial Umbrella                      78,858
       Personal Lines                           34,593

Average Renewal Price Increase
       Commercial Lines                           16.3%
       Commercial Umbrella                        37.6%

Amortization of Deferred Acquisition Costs     376,223

Agent Relationships Asset Expenses
       Write-down                               69,510
       Amortization                             10,189
                                             ----------
              Total                             79,699

===============================================================================

                                             JUNE 2003    JUNE 2002    DEC 31, 2002
                                            ----------   ----------    ------------
Statutory Insurance Reserves:
       Unearned premiums                       652,829      651,543        625,310
       Losses                                1,665,377    1,602,235      1,647,343
       Loss adjustment expense                 437,514      400,721        431,380

Statutory policyholders' surplus               782,713      763,235        725,748

Ratio of net premiums written to
     statutory surplus                             1.8          1.9            2.0

====================================================================================================

Employee Count                                   2,805        3,127          3,004

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to item 15 on pages 67 and 68 of the Corporation's Form 10-K for the year ended December 31, 2002.